EXHIBIT 99.2

PRO FORMA FINANCIAL INFORMATION (UNAUDITED)

The accompanying pro forma information combines the activities of Capco Energy, Inc. and Meteor Enterprises, Inc. for the periods described. The pro forma combined statement of operations for the twelve months ended December 31, 2000, includes the statement of operations of Capco Energy, Inc. for the year ended December 31, 2000, and the operations of Meteor Enterprises, Inc. for the year ended December 31, 2000.

The pro forma combined statement of operations is presented as if the acquisition had occurred on January 1, 2000. The pro forma combined balance sheet as of December 31, 2000, is presented as if the acquisition had occurred on December 31, 2000.

These pro forma financial statements are not necessarily indicative of future operations or the actual results that would have occurred had the acquisition been consummated at the beginning of the year.

The pro forma combined balance sheet and statement of operations should be read in conjunction with the historical financial statements and notes thereto of Meteor Enterprises, Inc and of Capco Energy, Inc.

On April 27, 2001, Capco Energy, Inc. closed on its acquisition of all of the outstanding common stock of Meteor Enterprises, Inc. The purchase price for the common stock was $5,500,000 paid in the form of $4,697,501 cash, of which purchaser borrowed $1,700,000 and sold $2,997,501 of marketable securities, $302,499 of Meteor Industries, Inc. common stock, and $500,000 in a note payable to the seller.


Pro Forma Entries

     a. Entry to eliminate inter-company notes payable, receivables and interest income and expense.

     b. Entry to reflect $5,500,000 purchase price, $3,300,000 sale of marketable securities, $2,200,000 short term borrowings and to eliminate the equity of Meteor Enterprises, Inc. and to reduce the fixed asset value to the purchase price which is less than book value and adjust depreciation expense for the reduction in fixed assets.

     c. Entry to reflect removal of non-recurring items and expenses for Meteor.



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




                           CAPCO ENERGY, INC. AND
                           METEOR ENTERPRISES,INC.
                   PRO FORMA CONSOLIDATED BALANCE SHEET
                             DECEMBER 31, 2000

                                   ASSETS
                           (Dollars in Thousands)

                                                                   PRO FORMA       PRO FORMA
                                           CAPCO        METEOR       ENTRIES      CONSOLIDATED
                                         ----------   ----------   ----------     ------------
CURRENT ASSETS
  Cash                                   $      414   $      264   $        -     $       678
  Marketable securities                      13,005            -      (3,300)(b)        9,705
  Restricted cash                                 -        2,448            -           2,448
  Accounts receivable-trade                     308       14,759            -          15,067
  Accounts receivable, related party             54        1,189        (136)(a)        1,107
  Income tax receivable                           -          686            -             686
  Notes receivable                                -           38            -              38
  Notes receivable, related party                 -        2,667      (1,550)(a)        1,117
  Inventory, net                                  -        3,921            -           3,921
  Deferred tax asset                          2,467          324            -           2,791
  Other current assets                            -          867            -             867
                                         ----------   ----------   ----------     -----------
   Total current assets                      16,248       27,163      (4,986)          38,425
                                         ----------   ----------   ----------     -----------
PROPERTY, PLANT AND EQUIPMENT, NET            3,740       16,437      (3,610)(b)       16,567
                                         ----------   ----------   ----------     -----------
OTHER NONCURRENT ASSETS
  Notes receivable                                -          115            -             115
  Investments in closely held businesses      1,998        1,629            -           3,627
  Intangibles, net                                -        1,230            -           1,230
  Other assets                                    6          267            -             273
                                         ----------   ----------   ----------     ------------
          Total other noncurrent assets       2,004        3,241            -           5,245
                                         ----------   ----------   ----------     -----------
               TOTAL ASSETS              $   21,992   $   46,841   $  (8,596)     $    60,237
                                         ==========   ==========   ==========     ===========




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

                             CAPCO ENERGY, INC. AND
                             METEOR ENTERPRISES,INC.
                      PRO FORMA CONSOLIDATED BALANCE SHEET, continued
                                DECEMBER 31, 2000


                      LIABILITIES AND SHAREHOLDERS' EQUITY
                             (Dollars in Thousands)

                                                                   PRO FORMA        PRO FORMA
                                           CAPCO        METEOR       ENTRIES       CONSOLIDATED
                                         ----------   ----------   ----------      ------------
CURRENT LIABILITIES
  Accounts payable, trade                $      683   $   11,039   $               $   11,722
  Accounts payable, related party                40           40            -              80
  Book overdraft                                  -        1,794            -           1,794
  Current portion, long-term debt             5,239        3,798        2,200 (b)       9,687
                                                                       (1,550)(a)
  Accrued expenses                              829        1,440         (136)(a)       2,133
  Taxes payable                               2,467          574            -           3,041
  Revolving credit facility                                8,570            -           8,570
                                         ----------   ----------   ----------      ----------
     Total current liabilities                9,258       27,255          514          37,027
                                         ----------   ----------   ----------      ----------

NONCURRENT LIABILITIES
  Deferred tax liability                         -         2,556            -           2.556
  Long-term debt                                56         7,202            -           7,258
  Accrued expenses                               -           468            -             468
                                         ----------   ----------   ----------      ----------
     Total noncurrent liabilities               56        10,226            -          10,282

MINORITY INTEREST IN SUBSIDIARIES              712           250            -             962
                                         ----------   ----------   ----------      ----------
     Total liabilities                      10,026        37,731          514          48,271
                                         ----------   ----------   ----------      ----------

SHAREHOLDERS' EQUITY
  Preferred stock                              292           365         (365)(b)         292
  Common stock, $.001 par value                 20             4           (4)(b)          20
  Paid-in capital                            1,336         5,695       (5,695)(b)       1,336
  Cumulative Foreign Currency
    Translation Adjustment                       1             -            -               1
    Cumulative unrecognized gains            8,519             -            -           8,519
  Treasury stock                                 -          (489)         489 (b)           -
  Retained earnings                          1,798         3,535       (3,535)(b)       1,798
                                         ----------   ----------   ----------      ----------
      Total shareholders' equity            11,966         9,110       (9,110)         11,966
                                         ----------   ----------   ----------      ----------
      TOTAL LIABILITIES AND
      SHAREHOLDERS' EQUITY               $  21,992    $   46,841   $   (8,596)     $   60,237
                                         ==========   ==========   ==========      ==========

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

                             CAPCO ENERGY, INC. AND
                             METEOR ENTERPRISES,INC.
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 2000
            (Dollars in Thousands, except for per share information)


                                                                    PRO FORMA       PRO FORMA
                                           CAPCO        METEOR       ENTRIES       CONSOLIDATED
                                         ----------   ----------   ----------      ------------
Net sales                                $    1,386   $  196,800   $        -      $  198,186
Cost of sales, excluding depreciation           544      174,497            -         175,041
                                         ----------   ----------   ----------      ----------
   Gross profit                                 842       22,303            -          23,145
                                         ----------   ----------   ----------      ----------
Selling, general and administrative
  expenses                                    1,523       18,971            -          20,494
Depreciation and amortization                   382        2,438         (342)(b)       2,478
                                         ----------   ----------   ----------      ----------
   Total operating expenses                   1,905       21,409         (342)         23,972
                                         ----------   ----------   ----------      ----------
Income from operations                       (1,063)         894          342             173
                                         ----------   ----------   ----------      ----------
Other income and (expenses)
  Interest income                                46          376         (115)(a)         307
  Interest expense                             (470)      (1,690)         115 (a)      (2,045)
  Other                                           -         (803)         562 (c)        (241)
  Gain on sale of assets                      5,719            1            -           5,720
                                         ----------   ----------   ----------      ----------
    Total other income and (expenses)         5,295       (2,116)         562           3,741
                                         ----------   ----------   ----------      ----------
Income (loss)  before income taxes and
  minority interest                           4,232       (1,222)         904           3,914
Income tax (benefit) expense                      -         (641)           -            (641)
Minority interest                               591          368            -             959
Equity loss in investments                   (1,436)           -            -          (1,436)
                                         ----------   ----------   ----------      ----------
   Net income (loss)                     $    2,205   $     (949)  $      904      $    2,160
                                         ==========   ==========   ==========      ==========

Income per share
   Basic and diluted                     $     0.12                                $     0.12
                                         ==========                                ==========


Weighted average shares outstanding
   Basic and diluted                     18,429,208                                18,429,208
                                         ==========                                ==========

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